Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TIGERSHARES Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of TIGERSHARES Trust for the period ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TIGERSHARES Trust for the stated period.

/s/ Yang Xu	/s/ David P. Foulke
Yang Xu President, Principal Executive Officer TIGERSHARES Trust	David P. Foulke Principal Financial Officer, Vice President TIGERSHARES Trust

May 31, 2019	May 31, 2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the TIGERSHARES Trust for purposes of Section 18 of the Securities Exchange Act of 1934.